UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

NORWEGIAN CRUISE LINE HOLDINGS LTD.
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Your Vote Counts! NORWEGIAN CRUISE LINE HOLDINGS LTD. 7665 CORPORATE CENTER DRIVE MIAMI, FL 33126 NORWEGIAN CRUISE LINE HOLDINGS LTD. 2021 Annual General Meeting May 20, 2021 9:00 AM ET Pullman Miami 5800 Blue Lagoon Drive Miami, Florida 33126 You invested in NORWEGIAN CRUISE LINE HOLDINGS LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 20, 2021. Get informed before you vote View the Proxy Statement and 2020 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by making a request prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/ or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D36658-P51563 Vote in Person at the Meeting* MAY 20, 2021 9:00 AM ET Vote Before the Meeting at proxyvote.com by May 19, 2021 11:59 PM ET *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D36659-P51563 Voting Items Board Recommends 1. Election of Class II Directors Nominees: 1c. Mary E. Landry 1a. Adam M. Aron 2. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers 1b. Stella David 3. Approval of an increase in our authorized share capital to increase the number of ordinary shares authorized for issuance from 490,000,000 to 980,000,000 4. Approval of an amendment to our 2013 Performance Incentive Plan (our “Plan”), including an increase in the number of shares available for grant under our Plan 5. Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2021 and the determination of PwC’s remuneration by our Audit Committee For For For For For For For